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                                                                     Exhibit 1.1

                               1,052,650 Shares

                   AMERICAN GENERAL HOSPITALITY CORPORATION

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                             February 12, 1998

SALOMON SMITH BARNEY
SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

     American General Hospitality Corporation, a Maryland corporation (the "Company"), proposes to issue and sell an aggregate of 1,052,650 shares (the "Shares") of its common stock, $0.01 par value per share (the "Common Stock"), to Smith Barney Inc. (the "Underwriter"). The offering of the Shares pursuant to this Agreement is referred to herein as the "Offering."

     Upon consummation of the transactions contemplated hereby and application of the net proceeds from the sale of the Shares, the Company, through its wholly-owned subsidiaries, AGH GP, Inc. ("AGH GP") and AGH LP, Inc. ("AGH LP") will own an approximately 1.0% general partnership interest and an approximately 84.4% limited partnership interest in American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (together with its subsidiary partnerships and limited liability companies, the "Operating Partnership"). The Operating Partnership currently owns 40 hotels listed on Schedule I hereto which represent, as of the date hereof, all of the hotel real property in which the Company, either through the Operating Partnership or the Subsidiaries (as defined herein), owns an interest (the "Current Hotels"). Thirteen of the Current Hotels (the "Initial Hotels") were acquired in connection with the Company's initial public offering of Common Stock in July 1996 (the "IPO"), and the remaining 27 Current Hotels (the "Acquired Hotels") were acquired subsequent to, and not in connection with, the IPO. The Operating Partnership leases 31 of the Current Hotels to AGH Leasing, L.P., one Subsidiary leases the Radisson Twin Towers Orlando hotel to Twin Towers Leasing, L.P. (AGH Leasing, L.P. and Twin Towers Leasing, L.P., being referred to herein collectively as the "Lessee"), and the remaining Current Hotels are leased to affiliates of Prime Hospitality Corp.,
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(the "Prime Lessee"), pursuant to separate participating leases (the "Leases").
The Lessee and the Prime Lessee are collectively referred to herein as the "Lessees." Thirty-one of the Current Hotels are operated by American General Hospitality, Inc. ("AGHI"), pursuant to separate management agreements between AGHI and the Lessee (the "Management Agreements"). The Wyndham Garden-Marietta hotel is operated by Wyndham Hotel Corporation ("Wyndham") pursuant to a management agreement (the "Wyndham Management Agreement") between the Lessee and Wyndham. The eight Current Hotels leased to the Prime Lessee are leased and operated by the Prime Lessee pursuant to separate participating lease agreements (the "Prime Lease Agreements") between the Operating Partnership, Mt. Arlington New Jersey, LLC or Portland/Shelton LLC (as applicable) and the Prime Lessee. The Operating Partnership and/or the Subsidiaries (as defined herein) has entered into agreements (the "Acquisition Agreements") as described in the Company's Current Report on Form 8-K dated January 8, 1998, to acquire 14 additional hotels (such additional hotels being hereinafter referred to as the "Acquisition Hotels" and, together with the Current Hotels, the "Hotels").

     The Company and the Operating Partnership wish to confirm as follows their agreements with the Underwriter in connection with the purchase of the Shares by the Underwriter.

     1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act, Commission No. 333-33007 (the "Initial Registration Statement"), including a prospectus relating to the Shares, and such amendments to the Initial Registration Statement as may have been required prior to the date hereof have been filed with the Commission, and such amendments have been similarly prepared. The Initial Registration Statement and any post-effective amendments thereto have become effective under the Act. The Company also has filed, or proposes to file, with the Commission pursuant to Rule 424(b) under the Act, a prospectus supplement relating to the offering of the Shares pursuant to Rule 415 of the Act.

     The term "Registration Statement" as used in this Agreement means the Initial Registration Statement (including all financial schedules and exhibits), as amended at the time it became effective and as may be supplemented or amended prior to the execution of this Agreement together with any Incorporated Document (as defined below). If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Initial Registration Statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the Initial Registration Statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time it was declared effective (the "Base Prospectus") together with the prospectus supplement relating to the offering of the Shares under Rule 415 of the Act dated the date hereof in the form first filed with the Commission on or after the date hereof (the "Prospectus Supplement"). The term "Prepricing Prospectus Supplement" as used in this Agreement means the Base Prospectus together with any

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

prospectus supplement subject to completion included in the Initial Registration Statement as filed with the Commission pursuant to Rule 424(b) under the Act; and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the Initial Registration Statement, the Registration Statement, the Base Prospectus, any Prepricing Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Initial Registration Statement, the Registration Statement, such Prepricing Prospectus Supplement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Initial Registration Statement, the Registration Statement, any Prepricing Prospectus Supplement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Initial Registration Statement, the Registration Statement, any Prepricing Prospectus Supplement, the Prospectus, or any amendment or supplement thereto. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Prospectus.

     2. Agreements to Sell and Purchase. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriter and, upon the basis of the representations, warranties and agreements of the Company, AGH GP, AGH LP and the Operating Partnership herein contained and subject to all the terms and conditions set forth herein, the Underwriter agrees to purchase from the Company, at a purchase price of $26.8375 per Share (the "purchase price per share"), the Shares.

     3. Terms of Public Offering. The Company has been advised by you that you propose to make a public offering of the Shares as soon after this Agreement has become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

     The Company understands that the Underwriter intends to deposit the Shares with the trustee of The Equity Focus Trusts REIT Portfolio Series 1998-A (the "Trust"), a registered unit investment trust under the Investment Company Act of 1940, as amended, in exchange for units in the Trust. The Underwriter is acting as sponsor and depositor of the Trust and is therefore considered an affiliate of the Trust.

     4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriter of and payment for the Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 10:00 a.m., New York City time, on February 18, 1998 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Company.

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

          Certificates for the Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 1:00 p.m., New York City time, on the second business day preceding the Closing Date. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date. The certificates evidencing the Shares to be purchased hereunder shall be delivered to you on the Closing Date against payment of the purchase price therefor by wire transfer of immediately available funds to the Company.

     5. Agreements of the Company and the Operating Partnership. The Company and the Operating Partnership jointly and severally agree with the Underwriter as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

          (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Initial Registration Statement, any Prepricing Prospectus Supplement or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Initial Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Company will furnish to you, without charge, (i) as many copies of the Initial Registration Statement and of each amendment thereto, including financial statements and all exhibits thereto, as may be reasonably requested by the Underwriter, (ii) such number of conformed copies of the Initial Registration Statement and of each amendment thereto, but without exhibits, as you may reasonably request, (iii) such number of copies of the Incorporated

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

Documents, without exhibits, as you may reasonably request, and (iv) two copies of the exhibits to the Incorporated Documents.

          (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in paragraph (e) below, file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, within one business day following your receipt of a copy of the document proposed to be filed, you shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriter, a prospectus is required to be delivered in connection with sales by the Underwriter or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

          (e) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the Act to be delivered in connection with sales by the Underwriter or dealer, the Company will expeditiously deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky or real estate syndication laws of the jurisdictions in the United States in which the Shares are offered by the Underwriter and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by the Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriter is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriter and any dealers a reasonable number of copies thereof. In the event that the Company and you agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (f) The Company will cooperate with you and with counsel for the Underwriter in connection with the registration or qualification of the Shares for offering and sale by the Underwriter and by dealers under the securities or Blue Sky or real estate syndication laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided

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that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (g) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

          (h) During the period of five years hereafter, the Company will furnish to you (i) concurrently with mailing or filing, a copy of each report of the Company mailed to stockholders or filed with the Commission, and (ii) from time to time such other information concerning the Company as you may reasonably request, which information you will treat confidentially unless the Company has publicly disclosed such information.

          (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Sections 10 or 11 hereof) or if this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including reasonable fees and expenses of your counsel) incurred by you in connection herewith.

          (j) The Company will apply the net proceeds from the sale of the Shares in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus.

          (k) The Company will (i) prepare and timely file with the Commission a Prospectus Supplement pursuant to Rule 424(b) under the Act containing information previously omitted at the time of effectiveness of the Registration Statement and will advise you of the time and manner of such filing, and (ii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus Supplement and prior to the termination of the offering of the Shares by the Underwriter.

          (l) Except as stated in this Agreement and in the Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (m) The Company will cause the Shares to be listed, subject to notice of issuance, on the New York Stock Exchange (the "NYSE") on or before the Closing Date.

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          (n)  The Company qualifies, and will use its best efforts to meet the requirements to qualify, as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code").

          (o) The Company and the Operating Partnership in good faith will enforce the terms of any agreements with the Lessees or any parties affiliated with the Lessees relating to such agreements.

     6. Representations and Warranties of the Company, AGH GP, AGH LP and the Operating Partnership. The Company, AGH GP, AGH LP and the Operating Partnership, jointly and severally, represent and warrant to the Underwriter that (with such representations and warranties regarding AGHI herein being expressly made subject to the knowledge of the Company and the Operating Partnership):

          (a) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or the securities authority of any state or other jurisdiction. The Registration Statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by or on behalf of the Underwriter through you expressly for use therein.

          (b) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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          (c)  All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus. Except as disclosed in the Prospectus, and in a separate writing delivered by the Company, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, other than the issuance of OP Units in connection with the acquisition of properties in the usual course of business. As of the Closing Date, the Company will have reserved a sufficient number of shares of Common Stock for issuance upon (i) the exchange of OP Units held by certain continuing investors that acquired OP Units in connection with the acquisition of real property by the Company, and (ii) the exercise of options for shares of Common Stock to be issued under the Company's stock option plans.

          (d) Each of the Company, the Operating Partnership, the Subsidiaries (as defined herein), the Lessee, and AGHI (each such entity, a "Relevant Party") is a corporation, limited partnership, general partnership or limited liability company duly organized or formed, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. Each such entity has or will have full corporate, partnership or limited liability company power and authority to own, lease and operate its properties, to conduct its business and to enter into this Agreement and each Operative Document (as defined herein) to which it is a party. Each such entity is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification.

          (e) (i) All of the outstanding OP Units of the Operating Partnership, and shares of capital stock, partnership interests or membership interests in each of the other Relevant Parties have been validly issued or created under the agreements forming the Relevant Parties and are owned or held by the persons in the percentage amounts set forth and in the manner described in the Prospectus to the extent described therein, and (ii) the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, and the organizational or formation documents of the other Relevant Parties are in full force and effect. None of the Subsidiaries (other than the Operating Partnership) has issued any ownership interests to any party other than a Relevant Party. AGH GP is the sole general partner of the Operating Partnership and owns a 1% general partnership interest in the Operating Partnership. Upon completion of the Offering, AGH LP will own an approximate 84.4% limited partnership interest in the Operating Partnership. AGHL GP, Inc. is the sole general partner of AGH Leasing, L.P. Except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any equity interests in the Operating Partnership, or any membership or

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equity interests in any other Relevant Party or any security convertible into, or exchangeable or exercisable for, any such interests in the Operating Partnership or any other Relevant Party.

          (f)  The Company has no subsidiaries other than the entities listed on
Schedule 6(f) hereto (collectively, the "Subsidiaries" and individually, a "Subsidiary"). Other than its interests in the Subsidiaries, the Company does not own, directly or indirectly, securities of any corporation, partnership, joint venture, limited liability company, association or other business association.

          (g) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Relevant Parties or any of their respective partners, directors or officers in their capacity as such, or to which any of the Current Hotels is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act.

          (h) No Relevant Party is in violation of its certificate or articles of incorporation or by-laws, partnership agreement, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to such entities or of any decree of any court or governmental agency or body having jurisdiction over such entities, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which any such entity is a party or by which any of them or any of their respective properties may be bound.

          (i) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement and the Operative Documents, nor the consummation of the transactions contemplated hereby or thereby by the Company, the Subsidiaries, the Lessee or AGHI, as applicable, (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, partnership agreement or other organizational documents, of any of such entities or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which any of such entities is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to any of such entities or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of such entities pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

          (j) The offers and sales of OP Units prior to the date hereof were exempt from the registration requirements of the Act and applicable state securities and Blue Sky laws. All offers and sales by the Company of Common Stock prior to the date hereof were either duly registered or exempt from the registration requirements of the Act and applicable state securities and Blue Sky laws.

          (k) The accountants, Coopers & Lybrand L.L.P., who have audited the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), are independent public accountants as required by the Act.

          (l) The financial statements, together with related schedules and notes included or incorporated by reference in the Registration Statement or the Prospectus (and any amendment or supplement thereto), present fairly, in all material respects, the financial position, results of operations and changes in financial position of the entities to which they relate at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the relevant entities; the pro forma financial statements of the Company and the Lessee included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission, and the pro forma adjustments have been made based upon management's reasonable good faith estimates of the pro forma adjustments and have been properly applied to the audited historical amounts in the compilation of such statements; no other financial statements, data or schedules are required by Form S-3, Regulation S-K, Regulation S-X or otherwise to be included or incorporated by reference in the Registration Statement.

          (m) The execution and delivery of, and the performance by the Company, AGH GP, AGH LP and the Operating Partnership of their respective obligations under, this Agreement have been duly and validly authorized by each of the Company, AGH GP, AGH LP and the Operating Partnership, and this Agreement has been duly executed and delivered by the Company, AGH GP, AGH LP and the Operating Partnership, and, assuming due authorization, execution and delivery by or on behalf of the Underwriter, constitutes the valid and legally binding agreement of each of the Company, AGH GP, AGH LP and the Operating Partnership, enforceable against the Company, AGH GP, AGH LP and the Operating Partnership in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy,

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insolvency, moratorium and other laws affecting the enforceability of creditors'
rights and general principles of equity.

          (n) Each of the documents listed on Schedule 6(n) hereto (collectively, the "Operative Documents") has been duly authorized and executed by the Company, the Operating Partnership or any Subsidiary, as the case may be, and each Operative Document, assuming the due authorization, execution and delivery by the other party or parties thereto, constitutes a valid and binding agreement of each such party thereto enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the enforceability of creditors' rights and general principles of equity.

          (o) Except as disclosed in the Prospectus, subsequent to the respective dates as of which such information is given or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries, nor to the Company's knowledge, the Lessee or AGHI, has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

          (p) The Company or the Operating Partnership (either directly or through a Subsidiary) has good and marketable title in fee simple to each of the items of real property and good and marketable title to each of the items of personal property which are included in the Current Hotels, and valid and enforceable leasehold interests in each of the items of real and personal property which are included in the Current Hotels, in each case free and clear of all liens, charges, encumbrances, claims, security interests, defects and restrictions, other than those described or incorporated by reference in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect on the properties, business, financial condition or results of operations of the Company and the Subsidiaries. All leases pursuant to which the Operating Partnership leases any items of real or personal property included in the Current Hotels are valid, binding and enforceable leases. To the extent described or incorporated by reference in the Registration Statement, such leases conform in all material respects to the description thereof set forth or incorporated by reference in the Registration Statement and no notice has been given or material claim asserted by anyone adverse to the rights of Company under any of such leases or affecting the Operating Partnership's or the present owner's rights to continued possession of any leased property.

          (q) The Operating Partnership has title policies in effect naming the Operating Partnership as named party with respect to each of the Current Hotels.

          (r) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, any Prepricing Prospectus Supplement, the Prospectus or other materials, if any, permitted by the Act.

          (s) (i) Each of the Company, the Operating Partnership, the other Subsidiaries, the Lessee and AGHI have all permits, licenses, franchises and authorizations of governmental and regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, (ii) each of the Company, the Operating Partnership, the other Subsidiaries, the Lessee and AGHI has fulfilled and performed all its material obligations with respect to such permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus, and (iii) except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company, the Operating Partnership, any of the other Subsidiaries, the Lessee or AGHI.

          (t) The Company, together with its Subsidiaries, maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) None of the Company, any of its Subsidiaries or any employee or agent of any of them, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

          (v) The Company, each of the Subsidiaries, the Lessee and AGHI have filed all tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company, any Subsidiary, the Lessee or AGHI is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any taxes being contested in good faith by the applicable entity.

          (w) Except as described in the Prospectus, no person or entity has any right to require the registration of any shares of Common Stock or any other securities of the Company because of the filing of the registration statement or sale of the Shares contemplated by this Agreement.

          (x) The Company and its Subsidiaries are organized and intend to operate in the manner described in the Registration Statement so that the Company will meet the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code and the rules and regulations thereunder as currently in effect, commencing with the year ended December 31, 1996. The Operating Partnership and each Subsidiary that is a partnership or a limited liability company will be treated as a partnership, and not as an association taxable as a corporation or a publicly traded partnership, for federal income tax purposes.

          (y) The Company, the Subsidiaries and the Lessee are not now and after the sale of the Shares to be sold hereunder and application of the net proceeds from such sale as described in the Prospectus Supplement under the caption "Use of Proceeds," none of them will be, an "investment company", or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (z) The Company, the Subsidiaries, the Lessee and AGHI are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Company, nor any Subsidiary has any reason to believe that it will not be able to renew that coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole, the Lessee or AGHI except as described in or contemplated by the Prospectus.

          (aa) Except with respect to economic terms, the Leases entered into with the Lessee are all substantially similar to each other and the Leases entered into with the Prime Lessee are substantially similar to each other. Other than the Wyndham Management Agreement, the Management Agreements are all substantially similar to each other.

          (bb) To the knowledge of the Company, no lessee, licensee or concessionaire of any portion of any of the Current Hotels is in default under any of the leases or licenses governing such properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases or license, except such defaults that would not singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of the Company or its Subsidiaries taken as a whole.

          (cc) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (dd) The Shares are duly authorized for listing, subject to official notice of issuance, on the NYSE.

            (ee) Neither the Company, any of its Subsidiaries, nor the Lessee nor, to the knowledge of the Company, AGHI is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened. No general labor problem exists or, to the knowledge of the Company, is imminent with the employees of any of the Current Hotels, the Company, any of the Subsidiaries, or the Lessee or, to the knowledge of the Company, AGHI.

            (ff) The Company, the Subsidiaries and the Lessee and, to the knowledge of the Company, AGHI have sufficient trademarks, trade names, patent rights, copyrights, licenses, trade secrets, approvals and governmental authorizations (the "Intangible Rights") necessary to conduct the business of the Current Hotels as now conducted; the expiration of any Intangible Rights, other than the use of the franchise names pursuant to the franchise agreements and licenses to which the Current Hotels are subject, would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of such entity; and the Company does not have any knowledge of any material infringement of any Intangible Right and there is no claim being made against the Company, any of the Subsidiaries, the Lessee or AGHI regarding any Intangible Right which could have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net worth, results of operations or prospects of any of the Company, any of the Subsidiaries, the Lessee or any Current Hotel or, to the knowledge of the Company, AGHI.

            (gg) Except as described in the Prospectus, the mortgages and deeds of trust encumbering the Current Hotels will not be cross-defaulted or cross-collateralized with any other property not owned directly or indirectly by the Company or the Subsidiaries.

            (hh) Each of the Current Hotels, the Company, the Subsidiaries and the Lessee and, to the knowledge of the Company, AGHI, (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective business and (iii) is in material compliance with all terms and conditions of any such permit, license or approval.

            (ii) (i) Except as may be specifically disclosed in the "Phase I" environmental assessment reports referred to in the Prospectus (the "Environmental Reports"), the Company, the Subsidiaries and the Lessee and, to the knowledge of the Company, AGHI and the entities from which the Operating Partnership acquired the Current Hotels (the "Selling Entities"), have not at any time, and, to the knowledge of the Company, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Current Hotels. The Company, the Subsidiaries, the Lessee and AGHI do not intend to use the Current Hotels or any subsequently acquired properties for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for such Hazardous Materials as may be customarily required in hotel operations, stored and used in the quantities customary for such uses and in compliance with applicable Environmental Laws.

                  (ii) Except as disclosed in the Environmental Reports, to the knowledge of the Company, there has been no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Current Hotels or onto lands from which such hazardous or toxic waste of substances might seep, flow or drain into such waters.

                  (iii) Except as disclosed in the Environmental Reports, neither the Company, any Subsidiary or the Lessee or, to the knowledge of the Company, AGHI has received notice of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to hazardous or toxic waste or substances on or originating from the Current Hotels or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law.

                  (iv) No environmental engineering firm which prepared the Environmental Reports (or amendments thereto) or physical condition (engineering) reports with respect to the Acquired Hotels was employed for such purpose on a contingent basis or has any substantial interest in the Company, the Subsidiaries, any of the Selling Entities, AGHI or the Lessee.

                  As used herein, "Hazardous Materials" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, et seq.) and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Current Hotels as described in the Prospectus.

            (jj) To the knowledge of the Company, all physical condition (engineering) reports obtained for the Acquired Hotels are materially true and correct. The Operating Partnership will set aside annually, as a cash reserve account for capital expenditures and replacement and refurbishment of furniture, fixtures and equipment, an amount equal to 4.0% of total hotel revenues for each of the Current Hotels. Other than as described in the Prospectus, neither the Company, any of the Subsidiaries, the Lessee nor AGHI is aware of any material capital expenditures (other than expenditures for maintenance in the ordinary course of business) which will be required in connection with any of the Current Hotels prior to the fifth anniversary of this Agreement.

            (kk) The assets of the Company and the Subsidiaries do not constitute "plan assets" as defined in Department of Labor Regulations Section 2510-3-101 promulgated under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

            (ll) The statements set forth in the Prospectus under the caption "Federal Income Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects.

            Any certificate signed by any officer of the Company, AGH GP, AGH LP, the Operating Partnership, any Subsidiary, the Lessee or AGHI on behalf of any of such entities and delivered to you or to counsel for the Underwriter shall be deemed a representation and warranty by such entity to the Underwriter as to the matters covered thereby.

      7. Indemnification and Contribution. (a) The Company, AGH GP, AGH LP and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each of you and the directors, officers, employees and agents of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus Supplement or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished in writing to the Company by or on behalf of the Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus Supplement shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus Supplement was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the Underwriter in requisite quantity on a timely basis to permit such delivery or sending within the time required by the Act. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

            (b) If any action, suit or proceeding shall be brought against the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Company, AGH GP, AGH LP or the Operating Partnership, the Underwriter or such controlling person shall promptly notify in writing the Company, AGH GP, AGH LP or the Operating Partnership, and the Company, AGH GP, AGH LP or the Operating Partnership shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the Company, AGH GP, AGH LP and the Operating Partnership have agreed in writing to pay such fees and expenses, (ii) the Company, AGH GP, AGH LP and the Operating Partnership have failed to assume the defense and employ counsel, or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriter or such controlling person and the Company, AGH GP, AGH LP or the Operating Partnership and the Underwriter or such controlling person shall have been advised in writing by its counsel that representation of such indemnified party and the Company, AGH GP, AGH LP or the Operating Partnership by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company, AGH GP, AGH LP and the Operating Partnership shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriter or such controlling person). In any event, it is understood, however, that the Company, AGH GP, AGH LP and the Operating Partnership shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Underwriter and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company, AGH GP, AGH LP or the Operating Partnership shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company, AGH GP, AGH LP and the Operating Partnership agrees to indemnify and hold harmless the Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

            (c) The Underwriter agrees to indemnify and hold harmless the Company, the Operating Partnership, AGH GP and AGH LP and their respective directors and officers who sign the Registration Statement, and any person who controls the Company, the Operating Partnership, AGH GP or AGH LP within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company, AGH GP, AGH LP and the Operating Partnership to the Underwriter, but only with respect to losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact set forth in the information relating to the Underwriter furnished in writing by or on behalf of the Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus Supplement, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, AGH GP, AGH LP or the Operating Partnership, or any of their respective directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus Supplement, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph (c), the Underwriter shall have the rights and duties given to the Company, AGH GP, AGH LP and the Operating Partnership by paragraph (b) above (except that if the Company, AGH GP, AGH LP or the Operating Partnership shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter's expense), and the Company, AGH GP, AGH LP and the Operating Partnership, their respective directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriter by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriter may otherwise have.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, AGH GP, AGH LP and the Operating Partnership on the one hand and the Underwriter on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, AGH GP, AGH LP and the Operating Partnership on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, AGH GP, AGH LP and the Operating Partnership on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company, AGH GP, AGH LP and the Operating Partnership bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the

Company, AGH GP, AGH LP and the Operating Partnership on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, AGH GP, AGH LP and the Operating Partnership on the one hand or by the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Company, AGH GP, AGH LP, the Operating Partnership and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(e), each person, if any, who controls a party to this Agreement within the meaning of the Act, shall have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement shall have the same rights to contributions as the Company.

            (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

            (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company, AGH GP, AGH LP and the Operating Partnership set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or the Company, AGH GP, AGH LP and the Operating Partnership, their respective directors or officers, or any person controlling the Company, AGH GP, AGH LP or the Operating Partnership , (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriter or any person controlling the Underwriter, or to the Company, AGH GP, AGH LP and the Operating Partnership, their respective directors or officers, or any person controlling the Company, AGH GP, AGH LP and the Operating Partnership, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 7.

      8. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase the Shares hereunder are subject to the following conditions:

            (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Initial Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

            (b) Subsequent to the effectiveness of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company and the Subsidiaries taken as a whole not contemplated by the Prospectus, which in your reasonable opinion would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any officer or director of the Company, which makes any statement made in the Prospectus untrue or which, in the reasonable opinion of the Company and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your reasonable opinion, materially adversely affect the market for the Shares.

            (c) You shall have received on the Closing Date, opinions of Battle Fowler, LLP and Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Company, the Subsidiaries and the Lessee, dated the Closing Date and addressed to you, in substantially the form set forth on Exhibit 8(c) attached hereto.

            In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York or the State of

Maryland and such opinion may be subject to the limitations and assumptions with respect to matters concerning the laws of such jurisdiction contained in such other counsel's opinion, provided that (1) each such local counsel is acceptable to the Underwriter, (2) such reliance is expressly authorized by each opinion so relied upon, and a copy of each such opinion is delivered to the Underwriter and is, in form and substance, reasonably satisfactory to you and your counsel, and
(3) counsel shall state in their opinion that they believe that they and the Underwriter are justified in relying thereon. In addition, in rendering the foregoing opinion, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Operating Partnership, the Lessee, AGH GP and AGH LP and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company, the Operating Partnership, the Lessee, AGH GP and AGH LP, provided that copies of all such opinions, statements or certificates shall be delivered to counsel for the Underwriter.

            (d) You shall have received on the Closing Date an opinion of Coopers & Lybrand L.L.P., special tax advisor to the Company, dated the Closing Date and addressed to you, satisfactory in form and substance to counsel for the Underwriter, to the effect that the discussion contained in the Prospectus under the caption "Federal Income Tax Considerations Other Tax Considerations" fairly summarizes the Texas state tax considerations that are material to a holder of Shares.

            (e) You shall have received on the Closing Date an opinion of Hunton & Williams, counsel for the Underwriter, dated the Closing Date and addressed to you, with respect to the Registration Statement, the Prospectus and this Agreement and such other related matters as you may request.

            (f) You shall have received letters addressed to you, and dated the date hereof and the Closing Date, from Coopers & Lybrand L.L.P., independent certified public accountants, substantially in the forms heretofore approved by you.

            (g) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business and the proposed new credit facility being entered into by the Company and the Operating Partnership) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company, the Operating Partnership, AGH LP and AGH GP contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company, AGH GP and AGH LP (or such other officers as are acceptable to you), to the effect set forth in this Section 8(g) and in Section 8(h).

            (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

            (i) The Shares shall have been listed or approved for listing, subject to notice of issuance, on the NYSE.

            (j) The Company, AGH GP, AGH LP, the Operating Partnership and the Lessee shall have furnished to the Underwriter such certificates, in addition to those specifically mentioned herein, as you shall have reasonably requested.

      All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel in your reasonable discretion.

            9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the NYSE; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriter relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriter in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

      10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Initial Registration Statement to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, by notifying the Company.

      Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed within 24 hours by letter.

      11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Underwriter to the Company, by notice to the Company, if prior to the Closing Date, (i) trading in the Common Stock shall have been suspended by the Commission or the NYSE, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market shall have been suspended or materially limited, (iii) a general moratorium on commercial banking activities in New York or Texas shall have been declared by either federal or state authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable or inadvisable to commence or continue the offering of the units of the Trust to the public or (y) to enforce contracts for the sale of Units in the Trust. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

      12. Information Furnished by the Underwriter. The Company and the Operating Partnership acknowledge that the statements set forth in the second and third sentences of the penultimate paragraph on the cover page, the last paragraph on the cover page, the name of the Underwriter appearing on the cover page and the back cover page of the Prospectus, and the statements in the first, third and sixth paragraphs under the caption "Underwriting" in the Prepricing Prospectus Supplement, constitute the only information furnished by or on behalf of the Underwriter through you as such information is referred to in Sections 6(a) or 7 hereof.

      13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered

(i) if to the Company, AGH GP, AGH LP or the Operating Partnership, at the office of the Company at 5606 MacArthur Boulevard, Suite 1200, Irving, Texas 75038, Attention: Steven D. Jorns, Chairman, Chief Executive Officer and President; or (ii) if to you, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

      This Agreement has been and is made solely for the benefit of the Underwriter, the Company, the Operating Partnership, AGH GP and AGH LP and their respective directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriter of any of the Shares in his status as such purchaser.

      14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

      This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

      Please confirm that the foregoing correctly sets forth the agreement between the Company, AGH GP, AGH LP and the Operating Partnership and the Underwriter.

                                    Very truly yours,

                                    AMERICAN GENERAL HOSPITALITY
                                    CORPORATION


                                    By:     /s/  Kenneth E. Barr
                                        --------------------------------
                                    Printed Name: Kenneth E. Barr
                                                 -----------------------
                                    Title:       Executive Vice President
                                          ------------------------------

                                    AMERICAN GENERAL HOSPITALITY
                                    OPERATING PARTNERSHIP, L.P.

                                    By    AGH GP, INC.,
                                          as general partner


                                    By:     /s/  Kenneth E. Barr
                                        --------------------------------
                                    Printed Name: Kenneth E. Barr
                                                 -----------------------
                                    Title:       Executive Vice President
                                           -----------------------------


                                    AGH GP, INC.


                                    By:     /s/  Kenneth E. Barr
                                        --------------------------------
                                    Printed Name: Kenneth E. Barr
                                                 -----------------------
                                    Title:       Executive Vice President
                                          ------------------------------


                                    AGH LP, INC.


                                    By:     /s/  Kenneth E. Barr
                                        --------------------------------
                                    Printed Name: Kenneth E. Barr
                                                 -----------------------
                                    Title:       Executive Vice President
                                          ------------------------------

Confirmed as of the date first
above mentioned on behalf of
themselves.

SMITH BARNEY INC.


By         /s/ Jeffrey Horowitz
  --------------------------------
Printed Name:  Jeffrey Horowitz
             ---------------------
Title:         Director
       ---------------------------

                                  SCHEDULE I

                                CURRENT HOTELS



Holiday Inn Dallas DFW Airport West
Courtyard by Marriott Meadowlands
Hampton
Inn Richmond Airport
Hotel Maison de Ville
Hilton Hotel-Toledo Holiday Inn
Select Dallas DFW Airport South
Holiday Inn Select New Orleans Hampton
Inn Ocean
City International Airport
Crowne Plaza Madison
Holiday Inn Park Center Plaza
Wyndham Albuquerque Airport Hotel
Wyndham Airport Hotel San Jose
Holiday Inn Select Mission Valley
Wyndham Hotel Lake Buena Vista
Holiday Inn Resort Monterey
Hilton Hotel Durham
Radisson Hotel Arlington Heights
Wyndham Garden Hotel-Marietta
Doubletree Guest Suites Hotel
Westin Resorts Key Largo
Holiday Inn Corporate Center Phoenix
Hilton Airport Hotel Grand Rapids
Holiday Inn Select Bucks County
Marriott Houston West Loop
Radisson Twin Towers Orlando
Hilton Hotel Cocoa Beach
Courtyard by Marriott Durham
Crowne Plaza Suites Las Vegas
St. Tropez Suites Las Vegas
Ramada Inn Mahwah
Sheraton Crossroads Hotel Mahwah
Ramada Plaza Meriden
Sheraton Four Points Hotel Mt. Arlington
Crowne Plaza Portland
Ramada Plaza Shelton
Ramada Plaza Hotel Alexandria
Holiday Inn and Suites Alexandria

Holiday Inn Annapolis
Holiday Inn Express BWI
Holiday Inn O'Hare International Hotel

                                  SCHEDULE 6(f)


                                  SUBSIDIARIES


                                              State or Other Jurisdiction
                                                  of Incorporation or
Subsidiary                                    Organization/Type of Entity
----------                                    ---------------------------

AGH GP, Inc.                                      Nevada/Corporation
AGH LP, Inc.                                      Nevada/Corporation
American General Hospitality Operating       Delaware/Limited Partnership
Partnership, L.P.
AGH UPREIT LLC                            Delaware/Limited Liability Company
AGH SECAUCUS LLC                          Delaware/Limited Liability Company
AGH DFW South LLC                         Delaware/Limited Liability Company
AGH 75 Arlington Heights LLC              Delaware/Limited Liability Company
AGH 2780 Atlanta LLC                      Delaware/Limited Liability Company
2929 Williams Limited Liability Company   Delaware/Limited Liability Company
BCHI Acquisition, LLC                     Delaware/Limited Liability Company
3100 Glendale Joint Venture                    Ohio/General Partnership
MDV Limited Partnership                        Texas/Limited Partnership
Madison Motel Associates                     Wisconsin/General Partnership
183 Hotel Associates, Ltd.                     Texas/Limited Partnership
Richmond Williamsburg Associates, Ltd.         Texas/Limited Partnership
455 Meadowlands Associates, Ltd.               Texas/Limited Partnership
DFW South I Limited Partnership                Texas/Limited Partnership
Lake Buena Vista Partners, Ltd.               Florida/Limited Partnership
Cocoa Beach Hilton, Ltd.                      Florida/Limited Partnership
75 Arlington Heights Limited Partnership,    Delaware/Limited Partnership
L.P.
2780 Atlanta Limited Partnership, L.P.       Delaware/Limited Partnership
Portland/Shelton Corp.                           Delaware/Corporation
AGH Portland/Shelton LLC                  Delaware/Limited Liability Company

Portland/Shelton LLC                      Delaware/Limited Liability Company
Mt. Arlington New Jersey, LLC             Delaware/Limited Liability Company
AGH O'Hare International LLC              Delaware/Limited Liability Company
Durham I-85 Limited Partnership              Delaware/Limited Partnership
AGH PSS I, Inc.                                  Delaware/Corporation

                             SIGNIFICANT SUBSIDIARIES
                             ------------------------


                  American General Hospitality Operating Partnership, L.P. AGH GP, Inc.
                  AGH LP, Inc.
                  AGH UPREIT LLC
                  AGH SECAUCUS LLC
                  AGH DFW South LLC
                  AGH 75 Arlington Heights LLC AGH 2780 Atlanta LLC Portland/Shelton Corp.

                                   SCHEDULE 6(n)


                                OPERATIVE DOCUMENTS


(1) The Participating Leases between the Operating Partnership and AGH Leasing, L.P. with respect to the Courtyard by Marriott Durham, Ramada Plaza Hotel Alexandria, Holiday Inn and Suites Alexandria, Holiday Inn Annapolis, Holiday Inn Express BWI and Holiday Inn O'Hare International Hotels

(2) The Participating Leases between the Operating Partnership and Clifton Holding Corp. with respect to the Crowne Plaza Suites Las Vegas, St. Tropez Suites Las Vegas, Ramada Inn Mahwah and Ramada Plaza Meriden Hotels

(3) The Participating Lease between Mt. Arlington New Jersey, LLC and Clifton Holding Corp. (Sheraton Four Points Hotel Mount Arlington)

(4) The Participating Lease between Portland/Shelton LLC and Fairfield Holding Corp. (Crowne Plaza Portland)

(5) The Participating Lease between Portland/Shelton LLC and Fairfield Holding Corp. (Ramada Plaza Shelton)

(6) The Participating Lease between the Operating Partnership and Mahwah Holding Corp. (Sheraton Crossroads Hotel Mahwah)

(7) The Management Agreements between AGH Leasing, L.P. and American General Hospitality, Inc. with respect to the Courtyard by Marriott Durham, Ramada Plaza Hotel Alexandria, Holiday Inn and Suites Alexandria, Holiday Inn Annapolis, Holiday Inn Express BWI and Holiday Inn O'Hare International Hotels

(8) Purchase and Sale Agreement, dated November 20, 1997, between Prime Hospitality Corp. and American General Hospitality Operating Partnership, L.P.

(9) Contract for Purchase and Sale of Hotels, dated November 26, 1997, by and among Various Entities Identified on Schedule A as Sellers and American General Hospitality Operating Partnership, L.P.

(10) Amendment No. 1 to Contract for Purchase and Sale of Hotels, dated November 26, 1997, by and among Various Entities Identified on Schedule A as Sellers and American General Hospitality Operating Partnership, L.P.

(11) Contract for Purchase and Sale of Hotel, dated November 26, 1997, between Zeta Mystic Hotel, Inc. and American General Hospitality Operating Partnership, L.P.

(12) Amendment No. 1 to Contract for Purchase and Sale of Hotel, dated November 26, 1997, between Zeta Mystic Hotel, Inc. and American General Hospitality Operating Partnership, L.P.

                                   EXHIBIT 8(c)

                            Form of Opinion of Counsel


            1. The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of the State of Maryland, with full corporate power to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business as described in the Registration Statement and the Prospectus requires such registration or qualification, except where the failure to so register or qualify would not have any material adverse effect on the condition, financial or otherwise, business, properties or results of operation of the Company.

            2. There are [_________] shares of Common Stock issued and outstanding on the date hereof (immediately prior to the issuance of the Shares) (the "Outstanding Shares") and the Company does not have the authority, pursuant to the Charter, to issue shares of any other class of stock. The Outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights under the Maryland General Corporation Law ("MGCL"). The Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms of the Underwriting Agreement and the Resolutions (as defined in the opinion of Ballard Spahr Andrews & Ingersoll, LLP), will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights under the MGCL. The terms of the stock of the Company conform in all material respects to the description thereof in the Registration Statement and the Prospectus. The form of certificate representing the Shares conforms to the requirements of the MGCL.

            3. To the best knowledge of such counsel, except as described in the Prospectus or the Registration Statement (or any amendment or supplement thereto) or any Incorporated Document, there are no outstanding options, warrants or other written rights calling for the issuance of, or any written commitment, plan or arrangement to issue, any capital stock of the Company or any security convertible into, or exchangeable for, the capital stock of the Company.

            4. Each of the Operating Partnership, the Significant Subsidiaries and the Lessee is a corporation, limited partnership or limited liability company duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with full corporate, partnership or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business as described in the Registration Statement and the Prospectus requires such registration or qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, business, properties or results of operations of the Company, the Operating Partnership, the Lessee or any Significant Subsidiary, respectively.

            5. All of the outstanding limited partnership interests of the Operating Partnership and the Lessee were created under the agreements forming the Operating Partnership and the Lessee, as the case may be, and have been duly authorized and validly issued. All of the outstanding shares of capital stock of the Significant Subsidiaries which are corporations and AGHI have been duly authorized and validly issued. To the best knowledge of such counsel, based solely on a review of the documents referred to in clauses (f) and (g) above, after giving effect to the sale of the Shares, AGH GP will be the record owner of a 1% interest, as sole general partner in the Operating Partnership, and AGH LP will be the record owner of an approximate [ ]% interest, as a limited partner in the Operating Partnership. To the best knowledge of such counsel, except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), or any Incorporated Document, there are no outstanding options, warrants or other written rights calling for the issuance of, or any written commitment, plan or arrangement to issue, any equity interest or any membership interest in the Operating Partnership, the Significant Subsidiaries or the Lessee or any security convertible into, or exchangeable or exercisable for, any such interests in the Operating Partnership, the Significant Subsidiaries or the Lessee.

            6. With respect to the Company, the Operating Partnership, the Significant Subsidiaries, and the Lessee, neither the issuance and sale of the Shares, the execution, delivery or performance of the Underwriting Agreement nor the consummation of the transactions contemplated thereby by the Company, the Operating Partnership, AGH GP or AGH LP, as applicable, (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as has been obtained for the registration of the Shares under the Act and the Exchange Act, and state securities or Blue Sky laws of various jurisdictions and clearance by the NASD in connection with the purchase and sale of the Shares by the Underwriter as contemplated by the Underwriting Agreement (as to which such counsel need express no opinion, and except that no opinion need be given with respect to liquor laws, statutes, rules or regulations), (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Charter or the certificate or articles of incorporation, or bylaws, partnership agreement or other organizational documents, of any of such entities or (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument known to such counsel to which any of such entities is a party or by which any of them or any of their respective properties may be bound, which in each case has been filed or incorporated by reference as an exhibit to the Registration Statement or any Incorporated Document, or violates or will violate any statute, law, regulation, ruling or filing or judgment, injunction, order or decree applicable to any of such entities, any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of such entities encumbrance upon any property or assets of any of such entities pursuant to the terms of any agreement or instrument known to such counsel, which in each case has been filed as an exhibit to the Registration Statement or any Incorporated Document, to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject (except that no opinion need be given with respect to the indemnification and contribution provisions of the Underwriting Agreement or the requirements of state securities or Blue Sky laws).

            7. The execution and delivery of, and the performance by the Company, the Operating Partnership, AGH GP and AGH LP of their respective obligations under the Underwriting Agreement are within the corporate or partnership power and authority of each of such entities and have been duly and validly authorized by the Company, the Operating Partnership, AGH GP and AGH LP and the Underwriting Agreement has been duly authorized, executed and delivered by the Company, the Operating Partnership, AGH GP and AGH LP.

            8. To the best knowledge of such counsel, there are no legal or governmental actions, suits or court proceedings pending or threatened against the Company, or any of the Significant Subsidiaries, AGHI or the Lessee, or any of their respective partners, directors or officers in their capacity as such, or to which any of the Current Hotels (as defined in the Underwriting Agreement) is subject, that are of a character which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or in any Incorporated Document but are not described as required. To the best knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or in any Incorporated Document or to be filed as an exhibit to the Registration Statement or to any Incorporated Document that are not described or filed as required by the Act, as the case may be.

            9. At the Closing Date, the Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial, accounting and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement, as to which such counsel need not express an opinion) comply as to form in all material respects with the requirements of the Act, except that such counsel need express no opinion as to the form of exhibits to the Registration Statement, or to the accuracy, completeness or fairness of the statements contained in the Registration Statement, except to the extent set forth in this paragraph, paragraph 10 hereof and the penultimate paragraph of this opinion; and each of the Incorporated Document (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express an opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

            10. The statements under the captions "Description of Common Stock," "Risk Factors -- Tax Risks," "Risk Factors -- Potential Anti-Takeover Effect of Certain Provisions of Maryland Law and the Company's Charter and Bylaws," "Operating Partnership Agreement" and "Federal Income Tax Consideration" (other than statements regarding Texas tax considerations under the subcaption "-- Other Tax Considerations") contained in the Prospectus, to the extent they constitute matters of law, descriptions of statutes, rules or regulations, or legal conclusions, each, respectively, fairly presents in all material respects the information disclosed therein.

            11. The offers and sales of units of limited partnership interests by the Operating Partnership, and the offers and sales by the Company of shares of Common Stock subsequent to November 13, 1997 and prior to the Closing Date as described in the Registration Statement and the Prospectus or any Incorporated Document were either duly registered or exempt from the registration requirements of the Act and, to the extent applicable, New York Blue Sky laws.

            12. Except as described in the Registration Statement and the Prospectus or any Incorporated Document and to the best knowledge of such counsel, there are no contracts, agreements or understanding between the Company and any person granting such person or entity the right to require the registration of any shares of Common Stock or any other securities of the Company because of the filing of the Registration Statement or sale of the Shares as contemplated by the Underwriting Agreement.

            13. After giving effect to the Offering and the use of proceeds from sale of the Shares as described in the Prospectus Supplement, neither the Company, the Operating Partnership nor any of the Significant Subsidiaries is required to be registered under the Investment Company Act of 1940, as amended.

            14. Each Operative Document to which the Company, the Operating Partnership, the Significant Subsidiaries and the Lessee is a party has been duly authorized and executed by such entity. Assuming due execution and authorization by the parties thereto and assuming the applicability of New York law, the form of the Prime Lease Agreements will constitute a valid and binding obligation of the parties thereto, enforceable against each in accordance with the terms thereof.

            15. Based on certain customary assumptions and representations (acceptable to such counsel and to counsel for the Underwriter in its reasonable discretion) relating to applicable asset composition, source of income, stockholder diversification distribution, record keeping tests and other requirements of the Code necessary for the Company to qualify as a REIT, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under Sections 856 through 860 of the Code for the each of the taxable years ended December 31, 1996 and December 31, 1997; the Company's current organization and method of operations will enable the Company to continue to qualify as a REIT under the Code.

            16. Such counsel has been advised by the NYSE that the Shares are duly authorized for listing, subject to official notice of issuance.

            17. Such counsel has been advised by the staff of the Commission that the Registration Statement and all post-effective amendments, if any, have become effective under the Act as of August 28, 1997 and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission, and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) under the Act.

            18. In addition, such counsel has participated in certain conferences with officers and other representatives of the Company, the Operating Partnership, the Significant Subsidiaries, the Lessee, representatives of the Company's independent accountants and with you and your representatives and counsel in connection with the preparation of the Registration Statement at which the contents of the Registration Statement, and the Prospectus therein and related matters were discussed and, although such counsel has not verified independently and, therefore, does not assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to the attention of such counsel during the course of the above-described process that has caused such counsel to believe that the Registration Statement, at the time the Registration Statement became effective, or the Final Prospectus, as of its date and the Prospectus Supplement as of its date and the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion, view or belief with respect to the financial statements and the notes thereto and the schedules and the other financial, accounting or statistical data included in or excluded from the Registration Statement or the Prospectus).